Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements 333-12254 and No. 333-10668 on Form F-3 of Repsol YPF, S.A. of our report dated June 21, 2007, relating to the consolidated financial statements of Repsol YPF, S.A. (the “Parent”) and subsidiaries composing the Repsol YPF Group (the “Group”) (which report expresses an unqualified opinion and includes an explanatory paragraph stating that the EU-IFRS vary in certain significant respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), that the information relating to the nature and effect of such differences is presented in Note 41 to the consolidated financial statements of Repsol YPF, S.A.) and of our report dated June 21, 2007, relating to the management’s report on the effectiveness of internal control over financial reporting, appearing in this Annual Report on Form 20-F of Repsol YPF, S.A. for the year ended December 31, 2006.

/s/ DELOITTE, S.L.

Madrid, Spain

June 25, 2007